UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

October 31, 2007
Date of Report
(Date of earliest event reported)

SYNTHETECH, INC.
(Exact name of registrant as specified in its charter)

Oregon	000-12992	84-0845771
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1290 Industrial Way, Albany, Oregon 97322
(Address of principal executive offices) (Zip Code)

(541) 967-6575
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 31, 2007, Joel Melka, Vice President of Operations, employment with Synthetech, Inc. terminated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2007	By:	/s/ GARY WEBER
Gary Weber
Vice President Finance and Administration, Chief Financial Officer, Secretary and Treasurer